EARNINGS CALL PRESENTATION Q1 2024

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

PORTFOLIO

5 PORTFOLIO OVERVIEW Education Portfolio 70 Properties; 8 Operators Leased at 100%** *See Quarterly Report on Form 10-Q for the year ended March 31, 2024 for definition and calculation of this non-GAAP measure **Excluding properties EPR intends to sell Experiential Portfolio 288 Properties; 51 Operators $6.4B (93%) Total Investments* Leased at 99%** Total Portfolio Snapshot ~$6.9B Total Investments* 358 Properties Leased at 99%** Q1 Investment Spending $85.7M

6 PORTFOLIO COVERAGE *BoxOfficeMojo TTM Dec 2023 YE 2019 Theatre Coverage 1.7x 1.7x Box Office* $8.9B $11.4B Non-Theatre Coverage 2.6x 2.0x Total Portfolio Coverage 2.2x 1.9x Strong Total Portfolio Coverage Methodology – Coverage numerator is customer's store level EBITDARM and denominator is EPR's minimum rent or interest (excludes non-cash straight-line rent or interest income from the effective interest method of accounting) EBITDARM data is sourced from customers' reported store level profit and loss statements

7 THEATRES Tenant and Operator Updates Theatre coverage at 2019 levels • Coverage back to 2019 levels, even with box office well below 2019 • Positioned to capitalize on trends of sustained increases in food and beverage spending and spending on premium large format screens Our theatre portfolio continues to outperform industry • 3% of North American screens • 8% of North American Box Office Gross (NABOG) North American Box Office • Q1 NABOG was $1.6B, down 6.6% from Q1 2023 • March 2024 was $739M, up 17.4% over 2023 • 2024 NABOG expected to be $8.0B – $8.4B

PORTFOLIO UPDATE



Eat & Play

Q1 portfolio EBITDARM up 6% vs. Q1 ‘23; Topgolf plans to self-refresh four more locations in our portfolio



Attractions & Cultural

Many closed seasonally in Q1; Frankenmuth Inn opened first phase of FEC in Q4, beginning to drive revenue and EBITDARM growth



Fitness & Wellness

Fitness saw membership growth; construction on expansion project continues at The Springs Resort in Pagosa completion expected mid-25



Ski

Solid results despite challenging weather conditions at most resorts, bolstered by pass sales; Alyeska Resort benefited from above-average snowfall and IKON Pass introduction



Experiential Lodging

Jellystone expansion 90% complete; Margaritaville Nashville Hotel and Camp Margaritaville in Pigeon Forge performing well; softness in ADR in St. Petersburg impacting Bellwether & Beachcomber

EPR Properties®

8

9 INVESTMENT SPENDING Q1 Investment spending was $85.7M 2024 Investment Spending Guidance $200M-$300M $33.4M Acquisition of Enchanted Forest – Water Safari in Old Forge, New York Andretti Karting developments in Kansas City metro and Schaumburg, IL Overland Park, KS Schaumburg, IL

1 0 CAPITAL RECYCLING Completed Transactions • Sold both Titanic Museums at a 6% cap rate on in place income for combined ~$45M net proceeds and gain on sale of ~$17M • Sold third vacant former Regal for gain of $900K Update on Vacant Properties • Have signed purchase and sale agreements for 3 of the remaining 8 Regal theatres • One remaining vacant AMC theatre • One vacant Xscape theatre terminated in Q4 2024 Disposition Proceeds Guidance $50M-$75M

FINANCIAL REVIEW

1 2 (In millions except per-share data) Note: Each of the measures above include deferred rent and interest collections from cash-basis customers that were recognized as revenue of $0.6 million and $6.5 million for the quarter ended March 31, 2024 and 2023, respectively. *See Supplemental Operating and Financial Data for the Frist Quarter Ended March 31, 2024 for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance Quarter ended March 31, 2024 2023 $ Change % Change Total Revenue $167.2 $171.4 ($4.2) (2%) Net Income – Common 56.7 51.6 5.1 10% FFO as adj. – Common* 85.7 96.0 (10.3) (11%) AFFO – Common* 85.7 98.7 (13.0) (13%) Net Income/share – Common 0.75 0.69 0.06 9% FFO/share - Common, as adj.* 1.13 1.26 (0.13) (10%) AFFO/share - Common* 1.12 1.30 (0.18) (14%)

1 3 FINANCIAL HIGHLIGHTS Key Ratios* Quarter ended March 31, 2024 Fixed charge coverage 3.1x Debt service coverage 3.6x Interest coverage 3.6x Net Debt to Adjusted EBITDAre 5.5x Net Debt to Annualized Adj. EBITDAre 5.2x Net Debt to Gross Assets 39% AFFO payout 75% *See Supplemental Operating and Financial Data for the First Quarter Ended March 31, 2024 for definitions and calculations of these non-GAAP measures

1 4 Debt • $2.8B total debt; all fixed rate or fixed through interest rate swaps at weighted avg. = 4.3% • Weighted avg. debt maturity of 4.0 years; $136.6M of scheduled debt maturities due in August 2024 Liquidity Position at 3/31/2024 • $59.5M unrestricted cash • No balance on $1B revolver CAPITAL MARKETS UPDATE

1 5 2024 GUIDANCE *See Supplemental Operating and Financial Data for the First Quarter Ended March 31, 2024 for definitions and calculations of these non-GAAP measures FFO AS ADJUSTED PER SHARE* Guidance $4.76 - $4.96 INVESTMENT SPENDING Guidance $200M - $300M DISPOSITION PROCEEDS Guidance $50M - $75M PERCENTAGE RENT & PARTICIPATING INTEREST Guidance $12M - $16M GENERAL & ADMINISTRATIVE EXPENSE Guidance $52M - $55M

1 6 2024 OPERATING PROPERTY GUIDANCE *See Supplemental Operating and Financial Data for the First Quarter Ended March 31, 2024 for definitions and calculations of these non-GAAP measures OTHER INCOME Guidance $57M - $67M OTHER EXPENSE Guidance $54M - $64M EQUITY IN LOSS FROM JV’S Guidance $(9)M - $(6)M FFO AS ADJUSTED* FROM JV’S Guidance $1M - $4M

1 7 FFO AS ADJUSTED PER SHARE WITHOUT DEFERRAL COLLECTIONS *See Supplemental Operating and Financial Data for the First Quarter Ended March 31, 2024 for definitions and calculations of these non-GAAP measures (1) FFO as adjusted per share and FFO as adjusted per share without deferral collections for the year ended December 31, 2023 each include $3.4 million in lease termination fees recognized as revenue. (2) Estimates for 2024 reflect the mid-point of guidance. $ in millions 2023 A(1) $ in millions 2024 E(2) 2023 A vs. 2024 E Growth FFO As Adjusted Per Share* $5.18 $4.86 (6.2%) Less: Deferral Collections $36.4 ($0.48) $.6 ($0.01) FFO As Adjusted Per Share* Without Deferral Collections $4.70 $4.85 3.2%

CLOSING COMMENTS